Exhibit 99.2

发明专利证书

发明名称：一种治疗慢性气管炎的中药及其制备方法

发明人：夏钧

专利号：ZL 03 1 08011.1　　国际专利主分类号：A61K 35/78

专利申请日：2003 年 4 月 30 日

专利权人：夏钧

授权公告日：2005 年 9 月 14 日

第 1 页（共 1 页）

证书号　第 226774 号

本发明经过本局依照中华人民共和国专利法进行审查，决定授予专利权，颁发本证书并在专利登记薄上予以登记。专利权自授权公告之日起生效。

本专利的专利期限为二十年，自申请日起算。专利权人应当依照专利法及其实施细则规定缴纳年费。缴纳本专利年费的期限是每年04月30日前一个月内，未按照规定缴纳年费的，专利权自应当缴纳年费期满之日起终止。

专利证书记载专利权登记时的法律状况。专利权的转让、继承、撤销、无效、终止和专利权人的姓名、国籍、地址变更等事项记载在专利登记薄上。

专利号

局长　田力普

中华人民共和国国家知识产权局

2005 年 9 月 14 日

Certificate of Patent for Invention
Certificate No.:226774
Title of Invention: A Chinese Traditional Medicine for the treatment of chronic bronchitis disease and the pharmacy
Invented by: Xia Jun
Patent No.: ZL 03 1 08011.1
IPC No.: A61K 35/78
Date of Application: Apr 30, 2003
Patentee: Xia Jun
Authorized Notice Date: Sep 14, 2005

发明专利证书

发明名称：一种治疗皮肤病、妇科病的中药及其制备方法

发明人：夏钧

专利号：ZL 03 1 08012.X　　国际专利主分类号：A61K 35/78

专利申请日：2003 年 4 月 30 日

专利权人：夏钧

授权公告日：2005 年 9 月 14 日

第 1 页（共 1 页）

证书号　第 226775 号

本发明经过本局依照中华人民共和国专利法进行审查，决定授予专利权，颁发本证书并在专利登记簿上予以登记。专利权自授权公告之日起生效。

本专利的专利期限为二十年，自申请日起算。专利权人应当依照专利法及其实施细则规定缴纳年费。缴纳本专利年费的期限是每年04月30日前一个月内，未按照规定缴纳年费的，专利权自应当缴纳年费期满之日起终止。

专利证书记载专利权登记时的法律状况。专利权的转让、继承、撤销、无效、终止和专利权人的姓名、国籍、地址变更等事项记载在专利登记簿上。

专利号

局长　田力普

中华人民共和国国家知识产权局

2005 年 9 月 14 日

Certificate of Patent for Invention
Certificate No.:226775
Title of Invention: A Chinese Traditional Medicine for the treatment of dermatosis and gynecology disease and the pharmacy
Invented by: Xia Jun
Patent No.: ZL 03 1 08012.X
IPC No.: A61K 35/78
Date of Application: Apr 30, 2003
Patentee: Xia Jun
Authorized Notice Date: Sep 14, 2005

The State Bureau of Intellectual Property of P.R. China
Post code: 710068
Li Gang
Xi’an Xin Si Wei Trademark Firm
No. 137Zhenxing Road, Xi’an, Shaanxi
Application No.: 03108012X
Applicant: Shaanxi Jiali Pharmaceuticals Co, Ltd.
Title of Invention: A Chinese Traditional Medicine for the treatment of dermatosis and gynecology disease and the pharmacy
Issuing Date: Jan 5, 2007
Procedure Eligibility Notice
As regards the above application of the patent, the application that the applicant applied on Dec 09, 2006 tally complied with the regulations of 10th Section and the regulations of the 2nd item of article 118; and as within the period regulated by the regulation of the article 97, applicant has handed in the proper fees required in the regulations of article 90. Thus the change is permitted.
The following is the notice of the change permission.
Item of the change: change of the patentee
Before:
Patentee: Xia Jun
Address of the patentee: Room 9 unit 1 of No. 3 Building, in No. 11 Xiwuyuan, of Northwest 3rd Road, Lianhu District, Xi’an, Shaanxi Province
Post code: 710003
After:
Patentee: Shaanxi Jiali Pharmaceuticals Co, Ltd.
Address of the patentee: No. 48 Baoguang Road, Baoji, Shaanxi Province
Post code: 721006

According to the Section 10 of the Patent Law and the regulations item 89th, the change will be proclaimed publicly on the Patent Express, No. 07 in 23rd Volume.
Inspector: Chen Guiqin
Inspection department: the management department of first trial and procedure
Dec 28, 2006

The State Bureau of Intellectual Property of P.R. China
Post code: 710068
Li Gang
Xi’an Xin Si Wei Trademark Firm
No. 137Zhenxing Road, Xi’an, Shaanxi
Application No.: 031080111
Applicant: Xia Jun
Title of Invention: A Chinese Traditional Medicine for the treatment of chronic bronchitis disease and the pharmacy
Issuing Date: Feb 24, 2006
Procedure Eligibility Notice
As regards the above application of the patent, the application that the applicant applied on Jan 18, 2006 tally complied with the regulations of 10th Section and the regulations of the 2nd item of article 118; and as within the period regulated by the regulation of the article 97, applicant has handed in the proper fees required in the regulations of article 90. Thus the change is permitted.
The following is the notice of the change permission.
Item of the change: change of the patentee
Before:
Patentee: Xia Jun
Address of the patentee: Room 9 unit 1 of No. 3 Building, in No. 11 Xiwuyuan, of Northwest 3rd Road, Lianhu District, XI’an, Shaanxi Province
Post code: 710003
After:
Patentee: Song Qiongke
Address of the patentee: Room No.1 (Duplicate), No. 238 Westyi Road, New Town District, Xi’an, Shaanxi Province
Post code: 710004

According to the Section 10 of the Patent Law and the regulations item 89th, the change will be proclaimed publicly on the Patent Express, No. 07 in 23rd Volume.
Inspector: Deng Yujie
Inspection department: the management department of first trial and procedure
Feb 14, 2006

The State Bureau of Intellectual Property of P.R. China
Post code: 710068
Li Gang
Xi’an Xin Si Wei Trademark Firm
No. 137Zhenxing Road, Xi’an, Shaanxi
Application No.: 031080111
Applicant: Shaanxi Jiali Pharmaceuticals Co, Ltd.
Title of Invention: A Chinese Traditional Medicine for the treatment of chronic bronchitis disease and the pharmacy
Issuing Date: Jan 5, 2007
Procedure Eligibility Notice
As regards the above application of the patent, the application that the applicant applied on Dec 09, 2006 tally complied with the regulations of 10th Section and the regulations of the 2nd item of article 118; and as within the period regulated by the regulation of the article 97, applicant has handed in the proper fees required in the regulations of article 90. Thus the change is permitted.
The following is the notice of the change permission.
Item of the change: change of the patentee
Before:
Patentee: Song Qiongke
Address of the patentee: Room No.1 (Duplicate), No. 238 Westyi Road, New Town District, Xi’an, Shaanxi Province
Post code: 710004
After:
Patentee: Shaanxi Jiali Pharmaceuticals Co, Ltd.
Address of the patentee: No. 48 Baoguang Road, Baoji, Shaanxi Province
Post code: 721006

According to the Section 10 of the Patent Law and the regulations item 89th, the change will be proclaimed publicly on the Patent Express, No. 07 in 23rd Volume.
Inspector: Chen Guiqin
Inspection department: the management department of first trial and procedure
Dec 28, 2006